UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2005

MOSSIMO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14208	33-0684524
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

2016 Broadway, Santa Monica, CA	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 460-0040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                         Entry into a Material Definitive Agreement.

In March of 2000, the Company entered into a multi-product licensing and design services agreement with Target Corporation.  Under the terms of the agreement, Mossimo, Inc. provides design services and licenses the Mossimo trademark to Target Corp. in the U.S. in return for license royalties and design service fees.  Under the Target Agreement, Target has the option to extend the term of the agreement if certain conditions are satisfied.  Target has exercised its option to extend the term of the Agreement to January 31, 2008.

ITEM 9.01                                         Financial Statements and Exhibits

(C)                                Exhibits

99.1                           Press Release dated February 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOSSIMO, INC.

DATED: January 31, 2005

	By:	/s/ Vicken J. Festekjian
Vicken J. Festekjian
Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press Release dated February 1, 2005